PTO Form 1478 (Rev 9/2006)
OMB No. 0651-0009 (Exp 12/31/2011)

Trademark/Service Mark Application, Principal Register

NOTE: Data fields with the * are mandatory. The wording "(if applicable)" appears where the field is only mandatory under the facts of the particular application.

The table below presents the data as entered.

Input Field	Entered
SERIAL NUMBER	N/A
MARK INFORMATION	
*MARK	mark.jpg
STANDARD CHARACTERS	YES
USPTO-GENERATED IMAGE	YES
LITERAL ELEMENT	PAZOO
MARK STATEMENT	The mark consists of standard characters, without claim to any particular font, style, size, or color.
APPLICANT INFORMATION	
*OWNER OF MARK	IUCSS, Inc.
INTERNAL ADDRESS	c/o Integrated Capital Partners, Inc.
*STREET	784 Morris Turnpike #334
*CITY	Short Hills
*STATE (Required for U.S. applicants)	New Jersey
*COUNTRY	United States
*ZIP/POSTAL CODE (Required for U.S. applicants only)	07078
LEGAL ENTITY INFORMATION	
TYPE	corporation
STATE/COUNTRY OF INCORPORATION	New Jersey
GOODS AND/OR SERVICES AND BASIS INFORMATION	
INTERNATIONAL CLASS	005
*IDENTIFICATION	Nutritional supplements; vitamins
FILING BASIS	SECTION 1(b)
INTERNATIONAL CLASS	025

*IDENTIFICATION	Exercise and fitness apparel
FILING BASIS	SECTION 1(b)

ATTORNEY INFORMATION

NAME	Jennifer M. D'Angelo
ATTORNEY DOCKET NUMBER	0078851-000005
FIRM NAME	Buchanan Ingersoll & Rooney PC
STREET	P.O. Box 1404
CITY	Alexandria
STATE	Virginia
COUNTRY	United States
ZIP/POSTAL CODE	22313-1404
PHONE	202.836.6620
FAX	202.836.2021
EMAIL ADDRESS	jennifer.dangelo@bipc.com
AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
OTHER APPOINTED ATTORNEY	Fred W. Hathaway, Bassam N. Ibrahim, B. Parker Livingston, Jr., Bruce A. McDonald, Holly M. Ford, Bryce J. Maynard and Jennifer M. D'Angelo

CORRESPONDENCE INFORMATION

NAME	Jennifer M. D'Angelo
FIRM NAME	Buchanan Ingersoll & Rooney PC
STREET	P.O. Box 1404
CITY	Alexandria
STATE	Virginia
COUNTRY	United States
ZIP/POSTAL CODE	22313-1404
PHONE	202.836.6620
FAX	202.836.2021
EMAIL ADDRESS	jennifer.dangelo@bipc.com
AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes

FEE INFORMATION

NUMBER OF CLASSES	2

FEE PER CLASS	325
***TOTAL FEE DUE**	650
***TOTAL FEE PAID**	650
SIGNATURE INFORMATION	
SIGNATURE	NOT PROVIDED
SIGNATORY'S NAME	NOT PROVIDED
SIGNATORY'S POSITION	NOT PROVIDED
DATE SIGNED	NOT PROVIDED

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IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In re Application of :
IUCSS, Inc. :
Filed: April 8, 2011 :
Serial No.: 85/290,478 :
Mark: PAZOO :
Attorney Docket: 0078851-000005 :

DECLARATION AND POWER OF ATTORNEY

Commissioner for Trademarks
P.O. Box 1451
Alexandria, Virginia 22313-1451

Commissioner:

Supplementing the application papers filed on April 8, 2011, the undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under Section 1001 of Title 18 of the United States Code and that such willful false statements may jeopardize the validity of this document, the above-identified application or any registration resulting therefrom, declares that: he/she is authorized to execute this declaration on behalf of the applicant; he/she believes said applicant to be the owner of the mark sought to be registered and/or to be entitled to use such mark in commerce and that the mark is in use in commerce and was in use in commerce as of the filing date on or in connection with the goods and/or services; or that applicant has a bona fide intention to use the mark in commerce and had a bona fide intention to use the mark in commerce as of the filing date of the application on or in connection with the goods and/or services; to the best of his/her knowledge and belief, no other person, firm, corporation or association has the right to use said mark in commerce, either in the identical form or in such near resemblance thereto as to be likely, when applied to the goods or services of such other person, to cause confusion, or to cause mistake, or to deceive; to the best of his/her knowledge and belief, the facts set forth in the application are true and were true as of the filing date thereof; and all statements made herein of his/her own knowledge are true and all statements made on information and belief are believed to be true.

Attorney Docket: 0078851-000005
Serial No. 85/290,478

POWER OF ATTORNEY

Applicant hereby appoints Jennifer M. D'Angelo, a member of the bar of the State of Georgia, Fred W. Hathaway, a member of the bars of the District of Colombia and the State of Maine, Bassam N. Ibrahim, a member of the bars of the State of Maryland, the District of Columbia, and Commonwealth of Virginia, B. Parker Livingston, Jr., a member of the bars of the Commonwealth of Virginia and the District of Columbia, Bruce A. McDonald, a member of the bar of the District of Columbia, Holly M. Ford, a member of the bar of the District of Columbia, and Bryce J. Maynard, a member of the bar of the Commonwealth of Virginia; all having an address at Buchanan Ingersoll & Rooney, P.C., P.O. Box 1404, Alexandria, Virginia 22313-1404, its attorneys to prosecute this application to register, to transact all business in the Patent and Trademark Office in connection therewith, to receive the Certificate of Registration, and to represent it in all proceedings affecting the mark which may arise in the Patent and Trademark Office after the registration has been granted.

Address all correspondence to:

Jennifer M. D'Angelo
Buchanan Ingersoll & Rooney, P.C.
P.O. Box 1404
Alexandria, Virginia 22313-1404

Direct all telephone calls to:

Jennifer M. D'Angelo
Telephone: (703) 836-6620

E-mail: jennifer.dangelo@bipc.com

IUCSS, INC

By: [signature]

Name: David Cunic

Title: C.E.O.

Date: 4/12/11

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

JUNE 30, 2011

PTAS

JENNIFER M. D'ANGELO
BUCHANAN INGERSOLL & ROONEY PC
P.O. BOX 1404
ALEXANDRIA, VA 22313-1404

900195786

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 06/29/2011

REEL/FRAME: 004572/0008
NUMBER OF PAGES: 2

BRIEF: CHANGE OF NAME
DOCKET NUMBER: 0078851-000005

ASSIGNOR:
IUCSS, INC.

DOC DATE: 05/09/2011
CITIZENSHIP: NEVADA
ENTITY: CORPORATION

ASSIGNEE:
PAZOO, INC.
15A SADDLE ROAD
CEDAR KNOLLS, NEW JERSEY 07927

CITIZENSHIP: NEVADA
ENTITY: CORPORATION

SERIAL NUMBER: 85290478
REGISTRATION NUMBER:

FILING DATE: 04/08/2011
ISSUE DATE:

MARK: PAZOO
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS IN BLOCK FORM

SHARON LATIMER, EXAMINER
ASSIGNMENT SERVICES BRANCH
PUBLIC RECORDS DIVISION

TRADEMARK ASSIGNMENT

Electronic Version v1.1
Stylesheet Version v1.1

06/29/2011
900195786

SUBMISSION TYPE:	NEW ASSIGNMENT
NATURE OF CONVEYANCE:	CHANGE OF NAME

CONVEYING PARTY DATA

Name	Formerly	Execution Date	Entity Type
IUCSS, Inc.		05/09/2011	CORPORATION: NEVADA

RECEIVING PARTY DATA

Name:	PAZOO, Inc.
Street Address:	15A Saddle Road
City:	Cedar Knolls
State/Country:	NEW JERSEY
Postal Code:	07927
Entity Type:	CORPORATION: NEVADA

PROPERTY NUMBERS Total: 1

Property Type	Number	Word Mark
Serial Number:	85290478	PAZOO

OP $40.00 85290478

CORRESPONDENCE DATA

Fax Number: (703)836-2021
Correspondence will be sent via US Mail when the fax attempt is unsuccessful.
Phone: 703.836.6620
Email: jennifer.dangelo@bipc.com
Correspondent Name: Jennifer M. D'Angelo
Address Line 1: Buchanan Ingersoll & Rooney PC
Address Line 2: P.O. Box 1404
Address Line 4: Alexandria, VIRGINIA 22313-1404

ATTORNEY DOCKET NUMBER:	0078851-000005
NAME OF SUBMITTER:	Kathleen M. Hemmerdinger
Signature:	/Kathleen M. Hemmerdinger/
Date:	06/29/2011

Total Attachments: 0